                                                                  EXHIBIT (c)(i)
  NUMBER                                                                SHARES

__________                                                            __________


                                   FORM OF


                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                                 CLASS I SHARES

  ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     _________________

                                                     CUSIP 921127502

                                                     _________________
fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Insured Tax Free Income Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                       Dated

                    [VAN KAMPEN INSURED TAX FREE INCOME FUND
                                 DELAWARE SEAL]
 STEFANIE CHANG YU                                          MITCHELL M. MERIN
 VICE PRESIDENT AND                                        PRESIDENT AND CHIEF
     SECRETARY                                              EXECUTIVE OFFICER

                                                                     KC 002717

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                        TRANSFER AGENT

                 By
                    ----------------------------------------------------
                                                      AUTHORIZED OFFICER

--------------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                    VAN KAMPEN INSURED TAX FREE INCOME FUND
NUMBER                         CLASS I SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 947
                                            JERSEY CITY, NJ 07303-0947

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________ Class I Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


       Dated, _________________________________________ 20 ______

              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________


--------------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                                 (Cust)             (Minor)
                                                       under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ____________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

--------------------------------------------------------------------------------




________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY